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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  MAY 14, 1997



                             CHASE INDUSTRIES INC.
             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                      1-13394                51-0328047
(State or other jurisdiction         (Commission            (IRS Employer
  of incorporation)                  File Number)        Identification Number)

     14212 COUNTY ROAD M-50
         MONTPELIER, OHIO                                        43543
(Address of principle executive offices)                       (Zip Code)

Registrant's telephone number, including area code:   (419) 485-3193

                          CHASE BRASS INDUSTRIES, INC.
         (Former name or former address, if changed since last report)

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Item 5.  Other Events

         On May 14, 1997, Chase Brass Industries, Inc., a Delaware corporation (the "Company"), filed with the Delaware Secretary of State a Certificate of Amendment to the Company's Restated Certificate of Incorporation changing the Company's name from "Chase Brass Industries, Inc." to "Chase Industries Inc." The Certificate of Amendment to the Company's Restated Certificate of Incorporation was approved by the stockholders of the Company at its 1997 Annual Meeting of Stockholders held the morning of May 14, 1997. The board of directors of the Company proposed the name change to its stockholders because the board of directors believes that the name change will preserve the name recognition of "Chase," while better reflecting the Company's intent to broaden its operations from primarily a brass rod manufacturer to an engineered materials company engaged in a broader base of industries. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.2.

         On May 14, 1997, the Company issued a press release announcing the name change. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(C) EXHIBITS

    Exhibit No.                    Description
    -----------                    -----------

       3.1 Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-8 dated December 9, 1994, Registration No. 33-87278)

       3.2 Certificate of Amendment to the Company's Restated Certificate of Incorporation filed with the State of Delaware on May 14, 1997

       99.1       Press Release of the Company dated May 14, 1997





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 14, 1997

                                      Chase Industries Inc.
                                      (f/k/a Chase Brass Industries, Inc.)




                                      By:  /s/ Martin V. Alonzo
                                          ----------------------------
                                          Martin V. Alonzo
                                          President and Chief Executive Officer





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                               INDEX TO EXHIBITS

Exhibit                                                            Sequentially
  No.                       Description of Exhibits               Numbered Pages
-------                     -----------------------               --------------

 3.1       Restated Certificate of Incorporation of the Company
           (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-8
           dated December 9, 1994, Registration No. 33-87278)

 3.2       Certificate of Amendment to the Company's Restated
           Certificate of Incorporation filed with the State of Delaware on May 14, 1997

 99.1      Press Release of the Company dated May 14, 1997